SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           ---------------------------


                                   FORM 8-A/AA

                                 AMENDMENT NO. 2

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             ECC International Corp
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                             ECC International Corp.
             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                23-1714658
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


2001 West Oak Ridge Road, Orlando, Florida              32809-3803
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(Address of Principal Executive Offices)                (Zip Code)


If this form relates to the  registration  of a class of           If this form relates to the  registration  of a class of
securities  pursuant to Section  12(b)  of  the  Exchange          securities  pursuant  to Section  12(g) of the Exchange
Act  and is  effective  pursuant  to  General Instruction          Act and is effective  pursuant to General  Instruction
A.(c),  please check the following box. |X|                        A.(d),  please check the following box. |_|


Securities Act registration statement file number to which this form relates (if applicable): ____________________


Securities to be registered pursuant to Section 12(b) of the Act:



           Title of each class               Name of Each Exchange on Which Each
           to be so registered                      Class is to be Registered
----------------------------------------    ------------------------------------
Common Stock, $.10 par value                    American Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

None.
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                                (Title of Class)


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Item 1.     Description of Registrant's Securities To Be Registered.

    The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form S-3 (Registration No. 033-85676) under the heading "Description of Securities", which has been filed with the Securities and Exchange Commission, and which description is herein incorporated by reference. The Registrant is filing this amendment to Form 8-A to reflect that its Common Stock will now be listed, effective November 6, 2000, on the American Stock Exchange instead of the New York Stock Exchange.

Item 2.     Exhibits.

            3.1      Registrant's Restated Certificate of Incorporation.1

            3.2      Bylaws of the Registrant, as amended.2

            4.1      Specimen Common Stock Certificate of the Registrant.(1)





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(1)    Incorporated  by  reference  and filed by amendment to the exhibit of the same number contained in the Registrant's Annual Report on Form 10-K for the year ended June 30, 1993.

(2) Incorporated by reference to the exhibit of the same number contained in the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996.


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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: November 2, 2000                 ECC INTERNATIONAL CORP.



                                        By:  /s/ Melissa Van Valkenburgh
                                             ----------------------------------
                                             Name: Melissa Van Valkenburgh
                                             Title:  Vice President, Finance



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